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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Berkshire Hills Bancorp, Inc.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Delaware                                 04-3510455
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)


     24 North Street, Pittsfield, Massachusetts            01201
  ---------------------------------------------------------------------
      (Address of principal executive offices)           (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act: None

      If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.
[ ]

      If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.
[X]

      Securities Act registration statement file number to which this form relates: 333-32146.

Securities to be registered pursuant to Section 12(g) of the Act:

                    Common stock, par value $.01 per share(1)
                    -----------------------------------------
                                (Title of class)


-----------------------------
(1) Common stock previously registered under Section 12(b) of the Act and previously listed on the American Stock Exchange.

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Incorporated by reference to the portion of the information contained in the section captioned "Description of Berkshire Hills Stock," filed on May 26, 2000 as part of the Prospectus filed pursuant to Rule 424(b)(3).


ITEM 2.  EXHIBITS.

         1. Copies of all constituent instruments defining the rights of all the holders of each class of such securities, including any contracts or other documents which limit or qualify the rights of such holders.

                  (a)      Certificate of Incorporation

                           Incorporated herein by reference to Exhibit 3.1 to Registrant's Registration Statement on Form S-1 and amendments thereto, initially filed on March 10, 2000, Registration No. 333-32146.

                  (b)      Bylaws

                          Incorporated herein by reference to Exhibit 3.2 to Registrant's Form 10-K as filed on March 11, 2004.

         2. A copy of the security to be registered hereunder is incorporated by reference to Exhibit 4.0 to Registrant's Registration Statement on Form S-1 and amendments thereto, No. 333-32146, initially filed on March 10, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                             BERKSHIRE HILLS BANCORP, INC.


Dated:  October 25, 2005                     By: /s/ Michael P. Daly
                                                 -------------------------------
                                                 Michael P. Daly
                                                 President and Chief Executive
                                                  Officer